Exhibit 10.8

            Amended and Restated Filing Agreement dated May 16, 2003
                        Re: Joint Filing of Schedule 13D


The undersigned hereby agree that:

          (i) each of them is individually eligible to use the Schedule 13D attached hereto;

          (ii) the attached Schedule 13D is filed on behalf of each of them;

          (iii)each  of them  is  responsible  for  the  timely  filing  of such
               Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information therein concerning herself, himself or itself; but none of them is responsible for the completeness and accuracy of the information concerning the other persons making the filing, unless she, he or it knows or has reason to believe that such information is inaccurate.


         Dated:  May 16, 2003

INTERACTIVE TECHNOLOGY HOLDINGS, LLC,
a  Delaware Limited Liability Company
By: QK Holdings, Inc., its Managing Member

         By:      /s/ David M. Apostolico
               ----------------------------------------
         Name:    David M. Apostolico
         Title:   President of QK Holdings, Inc.

QK HOLDINGS, INC., a Delaware Corporation

By:      /s/ David M. Apostolico
        ----------------------------------------
Name:  David M. Apostolico
Title:   President

QVC, INC., a Delaware Corporation


By:      /s/ Neal S. Grabell
        ----------------------------------------
Name:    Neal S. Grabell
Title:   General Counsel

COMCAST QVC, INC., a Delaware corporation


By:      /s/ Rosemarie S. Teta
        ----------------------------------------
Name:    Rosemarie S. Teta
Title:   Vice President







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COMCAST PROGRAMMING HOLDINGS, INC., a Delaware corporation


By:  /s/ Rosemarie S. Teta
    ----------------------------------------
Name:    Rosemarie S. Teta
Title:   Vice President

COMCAST HOLDINGS CORPORATION, a Pennsylvania corporation
(f/k/a/ Comcast Corporation)


By:      /s/ Arthur R. Block
    ----------------------------------------
Name: Arthur R. Block
Title:   Senior Vice President

COMCAST CORPORATION, a Pennsylvania Corporation


By:      /s/ Arthur R. Block
    ----------------------------------------
Name: Arthur R. Block
Title:   Senior Vice President